[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R) Investment Management(SM)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
Brian E. Stack*
                                                    For additional information,
CHAIRMAN AND PRESIDENT                              contact your financial adviser.
Jeffrey L. Shames*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser



--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about
29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

The Series commenced operation on May 1, 1998, and from that date through June 30, 1998, provided a total return of -1.20% (including the reinvestment of any distributions).

The portfolio invests in small-capitalization companies that we believe are most likely to become major enterprises over a period of three-to-five years based on their abilities to produce sustainable and predictable growth in sales, revenues, and earnings. In choosing stocks, we are careful that the prices we're paying are in line with the companies' actual fundamental strengths and long-term growth prospects. The foundation of our stock-picking process is MFS(R) Original Research(SM), by which stocks are selected after in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects. This research-intensive process allows us to own companies that are enjoying growth driven by innovation and creativity rather than by the temporary boost of a booming economy.

When investing in smaller companies thorough research is essential, as smaller companies are generally followed on Wall Street by fewer analysts than are larger corporations. Simply put, the depth of information about any small company that is available to investors is limited. Our staff of more than 30 research analysts helps us gain an informational edge that enables us to discover promising young stocks early.

Much of the economic growth in the United States has been driven by technology companies. Technology stocks comprise about 23% of the equities in the portfolio. In choosing investments here, we seek out stocks that, spurred by the growing demand for all types of technology, we believe can sustain long-term growth. We hold PMC-Sierra, for example, which makes an integrated circuit for transmitting voice and data over a wide area. This company is benefiting from the Internet boom and the growing demand for multimedia applications. The company's high margins, leading market share, and ability to compete effectively in a fast-growing market sector have made it an attractive investment for the portfolio.

Another stock that is a byproduct of the growth of technology in our lives is Learning Tree International. Learning Tree provides information technology training to technology professionals. The pace of change in technology is so rapid that even professionals can find their skills becoming obsolete. Although the company's share price is feeling some pressure when compared to its spectacular results in 1997, it remains a leader in a vibrant market and is investing to extend that leadership. We feel the stock is attractively priced and are adding to our position because we expect solid long-term earnings growth.

Another stock that we feel is particularly promising is TMP Worldwide, which runs a Web site on the Internet called The Monster Board. The Monster Board is the biggest online meeting place for job seekers and employers. TMP is leveraging its leadership in Yellow Pages and recruitment advertising to create a successful online business.

One of the stocks that we find most attractive in the portfolio is Catalina Marketing, which runs a network that issues instant coupons at supermarket checkouts. The company has long-term contracts with about 1,100 supermarkets in the United States. As a customer's goods are scanned, the Catalina system identifies the customer as a potential target for coupons for complementary or competitive products. The system then issues an appropriate coupon at the register.

Finally, as we approach the end of the century, our investment decisions must take into account the looming Year 2000 problem for makers and consumers of technology. This issue presents both an opportunity and a risk. We do not invest in companies whose main line of business is fixing Year 2000 problems because this will only provide them with short-term earnings growth that will likely disappear after the turn of the century. However, companies that can use their Year 2000 expertise as an entree and a proving ground for additional work are better candidates for the portfolio. At the same time, the Year 2000 problem creates a potential investment risk for companies that rely heavily on older-generation computer systems. These companies will need to spend vast amounts of time and money to update their software. We are carefully reviewing the action plans of portfolio companies that might be vulnerable to this risk.

Globally, the Asian crisis has had little impact on the portfolio, as most of the companies we invest in are focused on selling products and services to the U.S. economy. Any damage to the portfolio has been more a reflection of investor psychology than any real fundamental change. In Europe, while few companies are dependent on international trade, the reduction of trade barriers between European nations could help smaller companies sell globally earlier in their life cycles. This could help their markets expand and their earnings grow.

Respectfully,

/s/ Brian E. Stack
    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


PORTFOLIO MANAGER'S PROFILE

Brian E. Stack is a Vice President -- Investments of MFS(R) Investment Management(SM) and portfolio manager of MFS(R) Institutional Emerging
Equities Fund, MFS(R) New Discovery Fund and MFS(R) New Discovery Series offered through MFS(R)/Sun Life annuity products. Mr. Stack joined MFS in 1993 as an equity research analyst following the chemical, hospital management, HMO, medical services and business services industries and was named a portfolio manager in 1996. He has worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. from the University of Virginia.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

SERIES FACTS

Objective:                     Seeks capital appreciation.

Commencement of
investment operations:         May 1, 1998

Size:                          $669.4 thousand net assets as of June 30, 1998


PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results for the applicable time periods.

CUMULATIVE TOTAL RATE OF RETURN THROUGH JUNE 30, 1998
                                                                 10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                                 -1.20%
--------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, May 1, 1998, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - JUNE 30, 1998

STOCKS - 94.6%
------------------------------------------------------------------------------------------------------
Issuer                                                                       Shares              Value
------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.8%
  Advertising - 0.8%
    TMP Worldwide, Inc.*                                                        148           $  5,162
------------------------------------------------------------------------------------------------------
  Airlines - 1.2%
    Atlas Air, Inc.*                                                            151           $  5,106
    Skywest, Inc.                                                               110              3,080
                                                                                              --------
                                                                                              $  8,186
------------------------------------------------------------------------------------------------------
  Auto Parts - 0.2%
    Brooks Automation, Inc.*                                                    125           $  1,625
------------------------------------------------------------------------------------------------------
  Biotechnology - 1.8%
    IDEXX Laboratories, Inc.*                                                   476           $ 11,840
------------------------------------------------------------------------------------------------------
  Business Machines - 3.6%
    Affiliated Computer Services, Inc., "A"*                                    533           $ 20,520
    Splash Technology Holdings, Inc.*                                           200              3,438
                                                                                              --------
                                                                                              $ 23,958
------------------------------------------------------------------------------------------------------
  Business Services - 21.7%
    AccuStaff, Inc.*                                                            290           $  9,062
    Alternative Resources Corp.*                                                235              2,908
    BISYS Group, Inc.*                                                          250             10,250
    Catalina Marketing Corp.*                                                   101              5,246
    Ceridian Corp.*                                                             110              6,462
    DST Systems, Inc.*                                                          213             11,928
    Envoy Corp.                                                                  57              2,700
    Fiserv, Inc.*                                                               204              8,664
    Global Directmail Corp.*                                                    270              3,409
    Interim Services, Inc.*                                                     321             10,312
    Intuit, Inc.*                                                                66              4,043
    Learning Tree International, Inc.*                                          467              9,398
    May & Speh, Inc.*                                                           302              6,002
    Memberworks, Inc.*                                                          111              3,580
    Meta Group, Inc.*                                                           190              4,204
    NOVA Corp.*                                                                 174              6,220
    Paymentech, Inc.*                                                           170              3,496
    Personnel Group of America, Inc.*                                           199              3,980
    PMT Services, Inc.*                                                         291              7,402
    Policy Management Systems Corp.*                                            134              5,260
    Professional Detailing, Inc.*                                                63              1,567
    Renaissance Worldwide, Inc.*                                                201              4,372
    Robert Half International, Inc.*                                             73              4,079
    SCB Computer Technology, Inc.*                                                4                 44
    Superior Services, Inc.*                                                    112              3,367
    Technology Solutions Co.*                                                   232              7,351
                                                                                              --------
                                                                                              $145,306
------------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Sigma-Aldrich Corp.                                                         196           $  6,885
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    Concentric Network Corp.*                                                    11           $    333
    International Integration, Inc.*                                            104              1,794
                                                                                              --------
                                                                                              $  2,127
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 12.0%
    American Business Information, Inc., "A"*                                   277           $  4,224
    American Business Information, Inc., "B"*                                    55                880
    Aspen Technology, Inc.*                                                     164              8,282
    Black Box Corp.*                                                             92              3,053
    Cadence Design Systems, Inc.*                                               413             12,906
    Compuware Corp.*                                                             95              4,857
    Comverse Technology, Inc.*                                                   50              2,594
    Edify Corp.*                                                                150              1,519
    Fair, Isaac & Co., Inc.                                                       2                 76
    Harbinger Corp.*                                                            111              2,685
    Security Dynamics Technologies, Inc.*                                       236              4,366
    Sterling Software, Inc.*                                                    256              7,568
    SunGard Data Systems, Inc.*                                                 187              7,176
    Synopsys, Inc.*                                                             180              8,235
    Transaction System Architects, Inc., "A"*                                   146              5,621
    USCS International, Inc.*                                                   197              4,075
    Vantive Corp.*                                                              119              2,440
                                                                                              --------
                                                                                              $ 80,557
------------------------------------------------------------------------------------------------------
  Construction Services - 0.7%
    Martin Marietta Materials, Inc.                                             107           $  4,815
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Dial Corp.                                                                  145           $  3,761
    Revlon, Inc., "A"*                                                           41              2,106
    Sportsline USA, Inc.*                                                        42              1,536
                                                                                              --------
                                                                                              $  7,403
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.6%
    Barnett, Inc.*                                                               72           $  1,458
    Belden, Inc.                                                                135              4,134
    Cable Design Technologies Corp.*                                            259              5,342
                                                                                              --------
                                                                                              $ 10,934
------------------------------------------------------------------------------------------------------
  Electronics - 5.0%
    Analog Devices, Inc.*                                                       130           $  3,193
    BMC Industries, Inc.                                                        160              1,400
    Burr-Brown Corp.*                                                           223              4,683
    Lattice Semiconductor Corp.*                                                110              3,125
    Microchip Technology, Inc.*                                                 108              2,821
    Photronics, Inc.*                                                           220              4,854
    PMC-Sierra, Inc.*                                                           103              4,828
    Sipex Corp.*                                                                256              5,504
    VLSI Technology, Inc.*                                                      162              2,719
                                                                                              --------
                                                                                              $ 33,127
------------------------------------------------------------------------------------------------------
  Entertainment - 3.8%
    Citadel Communications Corp.                                                100           $  1,600
    Cox Radio, Inc., "A"*                                                        34              1,471
    Gemstar International Group Ltd.*                                           277             10,370
    Harrah's Entertainment, Inc.*                                               198              4,603
    Heftel Broadcasting Corp., "A"*                                              68              3,043
    Jacor Communications, Inc.*                                                  78              4,602
                                                                                              --------
                                                                                              $ 25,689
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    ARM Financial Group, Inc., "A"                                               21           $    465
    Conning Corp.                                                                83              1,618
    Student Loan Corp.                                                           44              2,071
    Waddell & Reed Financial, Inc., "A"                                         230              5,505
                                                                                              --------
                                                                                              $  9,659
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Earthgrains Co.                                                              60           $  3,353
    Mondavi (Robert) Corp.*                                                      65              1,844
                                                                                              --------
                                                                                              $  5,197
------------------------------------------------------------------------------------------------------
  Insurance - 1.3%
    Annuity and Life Re Holdings Ltd.*                                          108           $  2,390
    Executive Risk, Inc.                                                         51              3,761
    Life Re Corp.                                                                33              2,735
                                                                                              --------
                                                                                              $  8,886
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.7%
    AmeriSource Health Corp., "A"*                                              106           $  6,963
    Datascope Corp.*                                                             96              2,550
    PSS World Medical, Inc.*                                                    481              7,034
    Virgin Islands Technologies, Inc.*                                          140              1,584
                                                                                              --------
                                                                                              $ 18,131
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 8.3%
    Concentra Managed Care, Inc.*                                               297           $  7,722
    Cytyc Corp.*                                                                219              3,572
    Hologic, Inc.*                                                              177              3,219
    IDX Systems Corp.*                                                          106              4,883
    Mid Atlantic Medical Services, Inc.*                                        287              3,301
    NCS Healthcare, Inc., "A"*                                                  173              4,930
    Orthodontic Centers of America, Inc.*                                        86              1,801
    Quorum Health Group, Inc.*                                                  121              3,207
    Renal Care Group, Inc.*                                                      89              3,922
    Steris Corp.*                                                                85              5,405
    Total Renal Care Holdings, Inc.*                                            359             12,385
    Transition Systems, Inc.*                                                   104              1,105
                                                                                              --------
                                                                                              $ 55,452
------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Dril-Quip, Inc.*                                                             26           $    683
    Global Industries, Inc.*                                                    223              3,763
    National Oilwell, Inc.*                                                      26                697
                                                                                              --------
                                                                                              $  5,143
------------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Newfield Exploration Co.*                                                   212           $  5,274
------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    King Pharmaceuticals, Inc.*                                                 146           $  2,044
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Applied Graphics Technologies, Inc.*                                         42           $  1,922
    Scholastic Corp.*                                                           212              8,453
                                                                                              --------
                                                                                              $ 10,375
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Buffets, Inc.*                                                              369           $  5,789
    Capstar Hotel Co.*                                                          125              3,500
    Friendly Ice Cream Corp.*                                                    31                523
                                                                                              --------
                                                                                              $  9,812
------------------------------------------------------------------------------------------------------
  Special Products and Services - 4.0%
    Caliber Learning Network, Inc.*                                             106           $  1,630
    Copart, Inc.*                                                               177              4,093
    Equity Corp. International*                                                 174              4,176
    International Specialty Products, Inc.*                                     224              4,172
    Newport News Shipbuilding, Inc.                                             210              5,617
    Sodexho Marriott Services, Inc.*                                            149              4,321
    Watsco, Inc.                                                                 73              2,569
                                                                                              --------
                                                                                              $ 26,578
------------------------------------------------------------------------------------------------------
  Stores - 7.1%
    AnnTaylor Stores Corp.*                                                     152           $  3,221
    BJ's Wholesale Club, Inc.*                                                   83              3,372
    CSK Auto Corp.*                                                             266              6,717
    Duane Reade, Inc.*                                                          177              5,310
    Gymboree Corp.*                                                             150              2,273
    Mazel Stores, Inc.*                                                          97              1,552
    Party City Corp.*                                                           217              6,374
    Petco Animal Supplies, Inc.*                                                349              6,958
    Regis Corp.                                                                 162              4,789
    Viking Office Products, Inc.*                                               225              7,059
                                                                                              --------
                                                                                              $ 47,625
------------------------------------------------------------------------------------------------------
  Technology - 1.3%
    Galileo Technology Ltd.*                                                    659           $  8,897
------------------------------------------------------------------------------------------------------
  Telecommunications - 6.1%
    Allegiance Telecom, Inc.*                                                   100           $  1,500
    American Tower Corp., "A"*                                                  126              3,142
    Aspect Telecommunications Corp.*                                            290              7,939
    Hyperion Telecommunications, Inc., "A"*                                     232              3,639
    Intermedia Communications, Inc.*                                            166              6,962
    IXC Communications, Inc.*                                                    89              4,316
    Lightbridge, Inc.*                                                          266              2,261
    Natural Microsystems Corp.*                                                 113              1,808
    Nextlink Communications, Inc., "A"*                                         123              4,659
    Transaction Network Services, Inc.*                                         208              4,381
                                                                                              --------
                                                                                              $ 40,607
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                             $621,294
------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.8%
  Netherlands - 1.8%
    Brunel International N.V. (Human Resources)*                                 58           $  2,406
    Elsag Bailey Process Automation N.V. (Machinery)*                           411              9,890
                                                                                              --------
                                                                                              $ 12,296
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                          $ 12,296
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $634,786)                                                      $633,590
------------------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 4.5%
------------------------------------------------------------------------------------------------------
                                                                 Principal Amount
Issuer                                                                (000 Omitted)              Value
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/98, at Amortized Cost                    $ 30            $ 30,000
------------------------------------------------------------------------------------------------------

SECURITIES SOLD SHORT - (1.2)%
------------------------------------------------------------------------------------------------------
                                                                            Shares
------------------------------------------------------------------------------------------------------
    Dell Computer Corp.*                                                       (40)           $ (3,713)
    Gateway 2000, Inc.*                                                        (90)             (4,556)
------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Identified Cost, $(7,129))                                       $ (8,269)
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $657,657)                                                 $655,321

OTHER ASSETS, LESS LIABILITIES - 2.1%                                                           14,106
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                           $669,427
------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------
June 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $657,657)                   $ 655,321
  Cash                                                                    3,656
  Foreign currency, at value (identified cost, $11)                          11
  Receivable for investments sold                                        46,493
  Interest and dividends receivable                                          17
  Receivable from investment adviser                                      1,197
                                                                      ---------
      Total assets                                                    $ 706,695
                                                                      ---------
Liabilities:
  Payable for investments purchased                                   $  37,205
  Payable to affiliates -
    Management fee                                                           49
  Accrued expenses and other liabilities                                     14
                                                                      ---------
      Total liabilities                                               $  37,268
                                                                      ---------
Net assets                                                            $ 669,427
                                                                      =========
Net assets consist of:
  Paid-in capital                                                     $ 676,930
  Unrealized depreciation on investments                                 (2,337)
  Accumulated net realized loss on investments                           (4,385)
  Accumulated net investment loss                                          (781)
                                                                      ---------
      Net assets                                                      $ 669,427
                                                                      =========
Shares of beneficial interest outstanding                               67,777
                                                                        ======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)               $9.88
                                                                         =====

See notes to financial statements

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
Period Ended June 30, 1998*
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                            $   246
    Dividends                                                               127
    Foreign taxes withheld                                                   (2)
                                                                        -------
      Total investment income                                           $   371
                                                                        -------
  Expenses -
    Management fee                                                      $   901
    Legal fees                                                            1,634
    Auditing fees                                                         1,000
    Miscellaneous                                                           309
                                                                        -------
      Total expenses                                                    $ 3,844
    Preliminary reduction of expenses by investment adviser              (2,675)
    Fees paid indirectly                                                    (17)
                                                                        -------
      Net expenses                                                      $ 1,152
                                                                        -------
        Net investment loss                                             $  (781)
                                                                        -------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                             $(4,385)
                                                                        -------
      Net realized loss on investment transactions                      $(4,385)
                                                                        -------
  Change in unrealized appreciation (depreciation) -
    Investments                                                         $(2,337)
                                                                        -------
      Net unrealized loss on investments                                $(2,337)
                                                                        -------
        Net realized and unrealized loss on investments                 $(6,722)
                                                                        -------
          Decrease in net assets from operations                        $(7,503)
                                                                        =======

*For the period from the commencement of the Series' investment operations, May 1, 1998, through June 30, 1998.

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   Period Ended
                                                                 June 30, 1998*
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $   (781)
  Net realized loss on investment transactions                           (4,385)
  Net unrealized loss on investments                                     (2,337)
                                                                       --------
    Decrease in net assets from operations                             $ (7,503)
                                                                       --------
Net increase in net assets from Series share transactions              $676,930
                                                                       --------
      Total increase in net assets                                     $669,427
Net assets:
  At beginning of period                                                   --
                                                                       --------
  At end of period (including accumulated net investment
    loss of $781)                                                      $669,427
                                                                       ========
*For the period from the commencement of the Series' investment operations, May 1, 1998, through June 30, 1998.

See notes to financial statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                    Period Ended
                                                                  June 30, 1998*
                                                                     (Unaudited)
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $10.00**
                                                                        ------
Income from investment operations# -
  Net investment loss                                                   $(0.01)
  Net realized and unrealized loss on investments                        (0.11)
                                                                        ------
    Total from investment operations                                    $(0.12)
                                                                        ------
Net asset value - end of period                                         $ 9.88
                                                                        ======
Total return                                                           (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                               1.15%+
  Net investment loss                                                  (0.78)%+
Portfolio turnover                                                         43%
Net assets at end of period                                           $669,427

  * For the period from the commencement of the Series' investment operations, May 1, 1998, through June 30, 1998.
 ** Net asset value on date of commencement of operations.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                               $(0.10)
      Ratios (to average net assets):
        Expenses##                                                       3.84%+
        Net investment loss                                            (3.47)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS New Discovery Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 11 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The Series may enter into short sales. A short sale transaction involves selling a security which the Series does not own with the intent of purchasing it later at a lower price. The Series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Series may be required to pay in connection with a short sale. Whenever the Series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series' files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $2,675.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $894,940 and $265,997, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                         $657,657
                                                                       --------
Gross unrealized depreciation                                          $(35,481)
Gross unrealized appreciation                                            33,145
                                                                       --------
    Net unrealized depreciation                                        $ (2,336)
                                                                       ========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series' shares were as follows:

                                                   Period Ended June 30, 1998*
                                                 ------------------------------
                                                    Shares               Amount
-------------------------------------------------------------------------------
Shares sold                                         67,808            $ 677,218
Shares reacquired                                      (31)                (288)
                                                    ------            ---------
    Net increase                                    67,777            $ 676,930
                                                    ======            =========

* For the period from the commencement of the Series' investment operations, May 1, 1998, through June 30, 1998.

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1998, was $1.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  MND-3 8/98 430